AMENDMENT NO. 3 TO THE
                             ----------------------
                    AMENDED AND RESTATED LEASE AGREEMENT(1)
                    ---------------------------------------

   AMENDMENT NO. 3 TO THE AMENDED AND RESTATED LEASE AGREEMENT (this "AMENDMENT"), dated as of _________, 2005, between ATLAS FREIGHTER LEASING III, INC., a Delaware corporation ("LESSOR"), ATLAS AIR, INC., a Delaware corporation ("LESSEE") and accepted and agreed to by ATLAS AIR WORLDWIDE HOLDINGS, INC. ("HOLDINGS") and by DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent under the Credit Agreement (in such capacity, the "AGENT"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Lease referred to below are used herein as therein defined.


                              W I T N E S S E T H :
                               - - - - - - - - - -


   WHEREAS, the Lessor, the lenders from time to time party thereto (each a "LENDER" and, collectively, the "LENDERS") and the Agent have entered into an Amended and Restated Credit Agreement, dated as of July 27, 2004 (as amended, supplemented and/or otherwise modified from time to time, the "CREDIT AGREEMENT");

   WHEREAS, Lessor and Lessee are party to the Amended and Restated Lease Agreement, dated as of July 27, 2004 (as amended, supplemented and/or otherwise modified from time to time, the "LEASE"), which Lease is further described on Annex A attached hereto; and

   WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Lease as provided herein;



   NOW, THEREFORE, it is agreed;

A. AMENDMENT TO THE LEASE

   1. The definition of "Asset Sale" in Section 1 of the Lease is hereby amended by deleting the text "other than sale-leaseback transactions permitted by subsections 7(i) and 7(j)" appearing in said definition and inserting the text ")" in lieu thereof and (y) adding the following sentence at end of such definition: "Notwithstanding the foregoing, any sale or other disposition of a Financed Aircraft shall constitute an Asset Sale.".

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(1)   This Amendment has been executed in several  counterparts.  To the extent, if any, that this Amendment constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Amendment may be created through the transfer or possession of any counterpart other than the original. The counterpart to be deemed the original shall be the counterpart that contains the receipt therefor executed by Deutsche Bank Trust Company Americas, as Agent, on the signature page thereof and no security interest in this Amendment may be created through the transfer of any counterpart other than said original counterpart.

   2. The definition of "Consolidated Fixed Charges" in Section 1 of the Lease is hereby amended by deleting the text "(other than Consolidated Capital
Expenditures funded with the proceeds of Asset Sales pursuant to Section 6(vii)(z) of the Amended Aircraft Credit Facility)" appearing in clause (iii) of said definition.

   3. The definition of "Permitted Encumbrances" in Section 1 of the Lease is hereby amended by deleting clause (xiv) of said definition in its entirety and inserting the following new clause (xiv) in lieu thereof:

      "(xiv) Liens (other than Liens on the Collateral) securing the Exit Facility, PROVIDED that the aggregate principal amount thereof does not exceed $60,000,000 at any time outstanding".

   4. Section 1 of the Lease is hereby further amended by (i) deleting the definitions of "Blade and Disk Capital Expenditures", "Existing Indebtedness", "Maximum Capital Expenditure Amount" and "Post Effective Date Lease" in said Section and (ii) inserting the following new definitions in appropriate alphabetical order:

      "ATLAS THIRD AMENDMENT" means the Third Amendment to the Amended Aircraft Credit Facility, dated as of ________ __, 2005.

      "ATLAS THIRD AMENDMENT EFFECTIVE DATE" has the meaning assigned to Third Amendment Effective Date in the Atlas Third Amendment.

      "EXISTING INDEBTEDNESS" means the Indebtedness described in SCHEDULE 7(A)(3) annexed hereto.

      "RSU RECIPIENTS" has the meaning assigned to that term in subsection 7(e)(3).

      "SURVIVING ENTITY" has the meaning assigned to that term in subsection 7(g)(2).

      "WITHHOLDING TAX REPURCHASE" has the meaning assigned to that term in subsection 7(e)(3).

   5. Section 6(a) of the Lease is hereby amended by deleting the text "(or in the case of Fiscal Year ending December 31, 2004, 120 days)" appearing in clause
(3) of said Section and inserting the text "(or in the case of the Fiscal Year ending (x) December 31, 2004, 120 days and (y) December 31, 2005, 180 days)" in lieu thereof.

   6.  Section 7 of the Lease is hereby  amended by deleting  clause (a) of said
Section in its entirety and inserting the following new clause (a) in lieu thereof:

      "(A) [Reserved]".

   7. Section 7(b)A of the Lease is hereby amended by deleting clauses (iii) and
(iv) of said Section in their  entirety and  inserting the following new clauses
(iii) and (iv) in lieu thereof:

         "(iii)   other  Liens  on  assets   other  than   Collateral   securing
      Indebtedness and Contingent Obligations, PROVIDED that the sum of (x) the


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


      aggregate amount of such Indebtedness and Contingent Obligations PLUS (y) the aggregate amount of obligations described in clause (iv) of this
      Section 7(b)A shall not exceed $50,000,000 at any time outstanding;

         (iv) Liens to secure obligations in respect of letters of credit incurred in the ordinary course of business, PROVIDED that the sum of (x) the aggregate amount of such obligations PLUS (y) the aggregate amount of Indebtedness and Contingent Obligations described in clause (iii) of this
      Section 7(b)A shall not exceed $50,000,000 at any time outstanding; and".

   8. Section 7(c) of the Lease is hereby amended by deleting the amount "$10,000,000" appearing in clause (4) of said Section and inserting the amount "$50,000,000" in lieu thereof.

   9. Section 7 of the Lease is hereby further amended by deleting clause (d) of said section in its entirety and inserting the following new clause (d) in lieu thereof:

      "(D)     [Reserved]".

   10. Section 7(e) of the Lease is hereby amended by (i) deleting clause (1) of said Section in its entirety and inserting the following new clause (1) in lieu thereof:

         "(1)   Holdings   and   its   Subsidiaries   may   prepay    Designated
      Indebtedness;",

(ii) deleting the period appearing at the end of clause (ii) of said Section and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (iii) at the end of said Section:

          "(iii) from and after the Atlas Third Amendment Effective Date, Holdings and its Subsidiaries may, directly or indirectly, repurchase (the "WITHHOLDING TAX REPURCHASE") from the employees and directors (the "RSU RECIPIENTS") of Holdings and its Subsidiaries that number of shares of Holdings Common Stock necessary for Holdings to pay to such RSU Recipients an amount equal to all withholding taxes (including, without limitation, state, federal, local and FICA taxes (if applicable)) imposed on such RSU Recipients in connection with the issuance by Holdings of up to 400,000 restricted share units to such RSU Recipients pursuant to Holdings' 2004 Long Term Incentive and Share Award Plan; PROVIDED that such Withholding Tax Repurchase shall be excluded from the calculation of the $1,000,000 limit set forth in clause (ii) of this Section 7(e).".

   11. Section 7(g) of the Lease is hereby amended by (i) deleting clauses (1) and (2) of said Section in their entirety and inserting the following new clauses (1) and (2) in lieu thereof:

          "(1) [Reserved];

          (2) each of Holdings and its Subsidiaries may (a) enter into any transaction of merger or consolidation, or liquidate, windup or dissolve itself (or suffer


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

       any liquidation or dissolution) or (b) convey, sell, lease, sub-lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or fixed assets, whether now owned or hereafter acquired; PROVIDED that (w) the proceeds of such asset sales and dispositions contemplated by the preceding clause
       (b) shall be applied as and to the extent required by subsection 2.4B(ii)(a) of the Amended Aircraft Credit Facility, (x) the leasing of aircraft shall be subject to clauses (8) and (9) below, (y) with respect to mergers or dispositions contemplated by preceding clause (a) or (b) with or to any Person other than Holdings or any of its Subsidiaries or any Affiliate of any of Holdings or any of its Subsidiaries, the consideration received therefor shall be in an amount at least equal to the fair market value thereof and (z) with respect to mergers contemplated by preceding clause (a) involving Lessee and in which the Person into which Lessee is merged (the "SURVIVING ENTITY") is not Lessee, (I) the Surviving Entity shall be a Person organized and validly existing under the laws of the United States or any State thereof or the District of Columbia, (II) the Surviving Entity shall expressly assume by written agreement (in form and substance satisfactory to the Agent), executed and delivered to the Agent, the due and punctual performance of all obligations of the Lessee under each Loan Document (as defined in the Credit Agreement) to which it is a party and (III) immediately after giving effect to such merger no Event of Default shall have occurred and be continuing;",

(ii) deleting clauses (3), (4) and (5) of said Section in their entirety and inserting the following new clauses (3), (4) and (5) in lieu thereof:

          "(3) [Reserved];

          (4) [Reserved];

          (5) [Reserved];",

(iii) deleting clause (7) of said Section in its entirety and inserting the following new clause (7) in lieu thereof:

                           "(7)   Holdings   and  its   Subsidiaries   may  make
Consolidated Capital Expenditures;",

(iv) deleting the text "and" appearing at the end of clause (9) of said Section and (v) inserting the following new clause (11) immediately following clause
(10) of said Section:

       ";and (11) Holdings and its Subsidiaries may make and own Investments, including in any Joint Venture, to the extent permitted pursuant to Section 7(c).".

   12. Section 7 of the Lease is hereby further amended by deleting clause (i) of said Section in its entirety and inserting the following new clause (i) in lieu thereof:

       "(I) [Reserved]".

   13. Section 7 of the Lease is hereby further amended by deleting clause (k) of said Section in its entirety and inserting the following new Section 7(k) in lieu thereof:


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

       "(K) [Reserved]".

   14. Section 7 of the Lease is hereby further amended by deleting clause (m) of said Section in its entirety and inserting the following new clause (m) in lieu thereof:

       "(M) [Reserved]".

   15. Section 7(n) of the Lease is hereby amended by (i) inserting the text ", cargo-related and/or aviation-related businesses" immediately before the text "and similar or related businesses" appearing in clause (i) of said Section and
(ii) inserting the following sentence at the end of said Section:

       "Notwithstanding the foregoing, it is understood that Holdings or any of its Subsidiaries may change any line or lines of business activity that such entity already engages in to any cargo-related and/or aviation-related businesses and similar or related businesses.".

   16. Section 7 of the Lease is hereby further amended by deleting clause (p) of said Section in its entirety.

B. MISCELLANEOUS PROVISIONS

   1. In order to induce the Agent to enter into this Amendment, Holdings hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Lease are true and correct in all material respects on and as of the Third Amendment Effective Date (as defined below), both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Potential Event of Default or Event of Default on the Third Amendment Effective Date, both before and after giving effect to this Amendment.

   2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Lease.

   3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Holdings and the Agent.

   4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

   5. This Amendment shall become effective on the date (the "THIRD AMENDMENT EFFECTIVE DATE") when Holdings, Lessor, Lessee and the Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Agent, thereafter a counterpart of this Amendment will be filed for recordation with the Federal Aviation Administration Civil Aircraft Registry.



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

   6. From and after the Third Amendment Effective Date, all references in the Lease and in the other Loan Documents to the Lease shall be deemed to be references to the Lease as modified hereby.

                                      * * *




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

   IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                                             ATLAS FREIGHTER LEASING III, INC.


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             ATLAS AIR, INC.


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


Accepted and Agreed:

                                             ATLAS AIR WORLDWIDE HOLDINGS, INC.


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:



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


Accepted and Agreed:

                                             DEUTSCHE BANK TRUST COMPANY
                                             AMERICAS, as Agent


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:





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


                                                                         ANNEX A


            [add description of lease and aircrafts covered thereby]





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